UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2009

Oracle Corporation

(Exact name of registrant as specified in charter)

Delaware	000-51788	54-2185193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Oracle Parkway, Redwood City, California 94065

(Address of principal executive offices) (Zip Code)

(650) 506-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement

On April 19, 2009, Oracle Corporation, a Delaware corporation (“Oracle”), Sun Microsystems, Inc., a Delaware corporation (“Sun”), and Soda Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Oracle (“Merger Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Subsidiary will, subject to the satisfaction or waiver of the conditions therein, merge with and into Sun, the separate corporate existence of Merger Subsidiary shall cease and Sun shall be the successor or surviving corporation of the merger (the “Merger”).

Upon the consummation of the Merger, (i) Sun will become a wholly owned subsidiary of Oracle and (ii) each share of Sun common stock will be converted into the right to receive $9.50 in cash, without interest. In addition, options to acquire Sun common stock, Sun restricted stock unit awards, and other equity-based awards denominated in shares of Sun common stock outstanding immediately prior to the consummation of the Merger will be converted into options, restricted stock unit awards, or other equity-based awards, as the case may be, denominated in shares of Oracle common stock based on formulas contained in the Merger Agreement, except for equity-based awards held by a person who is not an employee of, or a consultant to, Sun or any of its subsidiaries, which equity-based awards shall be converted into the right to receive cash based on formulas contained in the Merger Agreement.

The transaction is subject to Sun stockholder approval, regulatory clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the applicable merger control laws of the European Commission and other jurisdictions, and other customary closing conditions.

The Merger Agreement contains certain termination rights for both Sun and Oracle and further provides that, upon termination of the Merger Agreement under certain circumstances, Sun may be obligated to pay Oracle a termination fee of $260,000,000.

In connection with the Merger, Oracle entered into voting agreements with Scott G. McNealy, the Chairman of Sun, and Jonathan I. Schwartz, the Chief Executive Officer and President of Sun, pursuant to which they have agreed to vote their shares of Sun stock in favor of the Merger (the “Voting Agreements”).

The Merger Agreement and the Voting Agreements have been filed as exhibits to this Form 8-K to provide information regarding the terms of the agreements and are not intended to modify or supplement any factual disclosures about Oracle or Sun in Oracle’s public reports filed with the U.S. Securities and Exchange Commission (SEC). In particular, the Merger Agreement and the Voting Agreements are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Oracle and Sun. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders. The foregoing description of the Merger Agreement and the Voting Agreements does not purport to be complete, and is qualified in its entirety by reference to such agreements. A copy of the Merger Agreement is filed as Exhibit 2.1 hereto, and the Voting Agreements with Jonathan I. Schwartz and Scott G. McNealy are filed, respectively, as Exhibit 2.2 and 2.3, hereto, each of which is incorporated herein by reference.

Item 8.01 Other Events

On April 20, 2009, Oracle and Sun issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1.

Also on April 20, 2009, Oracle and Sun held an investor conference call to discuss the execution of the Merger Agreement. A copy of the transcript of the conference call is furnished as Exhibit 99.2.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Oracle and Sun, including statements that involve risks and uncertainties concerning Oracle’s proposed acquisition of Sun, anticipated product information, estimates of future results of operations, anticipated customer and partner advantages and benefits, and general business outlook. When used in this document, the words “anticipates”, “plans”, “estimates”, “may”, “can”, “will”, “believes”, “expects” or “expected”, “projects”, “intends”, “likely”, similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. Any such statement may be influenced by a variety of factors, many of which are beyond the control of Oracle or Sun, that could cause actual outcomes and results to be materially different from those projected, described, expressed or implied in this document due to a number of risks and uncertainties. Potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, the anticipated synergies of the combined companies may not be achieved after closing, the combined operations may not be successfully integrated in a timely manner, if at all, general economic conditions in regions in which either company does business, and the possibility that Oracle or Sun may be adversely affected by other economic, business, and/or competitive factors. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or Sun.

In addition, please refer to the documents that Oracle and Sun, respectively, file with the U.S. Securities and Exchange Commission (the “SEC”) on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle’s and Sun’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. You are cautioned to not place undue reliance on forward-looking statements, which speak only as of the date of this current report. Neither Oracle nor Sun is under any duty to update any of the information in this document.

Additional Information about the Merger and Where to Find it

In connection with the proposed merger, Sun will file a proxy statement with the SEC. Additionally, Sun and Oracle will file other relevant materials in connection with the proposed acquisition of Sun by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Oracle, Soda Acquisition Corporation, a wholly-owned subsidiary of Oracle, and Sun. The materials to be filed by Sun with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of Sun are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

Oracle, Sun and their respective directors, executive officers and other members of its management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Sun stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Oracle’s executive officers and directors in the solicitation by reading Oracle’s most recent Form 10-K and other relevant materials filed with the SEC when they become available. Information concerning the interests of Sun’s participants in the solicitation, which may, in some cases, be different than those of Sun’s stockholders generally, is set forth in the materials filed with the SEC on Form 10-K and will be set forth in the proxy statement relating to the merger when it becomes available.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated April 19, 2009, among Oracle Corporation, Sun Microsystems, Inc. and Soda Acquisition Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Sun Microsystems, Inc. with the SEC on April 20, 2009, Commission File No. 000-15086).

2.2	Voting Agreement, dated April 19, 2009, by and between Oracle Corporation and Jonathan I. Schwartz.

2.3	Voting Agreement, dated April 19, 2009, by and between Oracle Corporation and Scott G. McNealy.

99.1	Press release, dated April 20, 2009, of Oracle Corporation and Sun Microsystems, Inc.

99.2	Transcript of Investor Conference Call held on April 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2009

ORACLE CORPORATION

By	/s/ Dorian Daley
Name:	Dorian Daley
Title	Senior Vice President,
General Counsel and Secretary

EXHIBIT LIST

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated April 19, 2009, among Oracle Corporation, Sun Microsystems, Inc. and Soda Acquisition Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Sun Microsystems, Inc. with the SEC on April 20, 2009, Commission File No. 000-15086).

2.2	Voting Agreement, dated April 19, 2009, by and between Oracle Corporation and Jonathan I. Schwartz.

2.3	Voting Agreement, dated April 19, 2009, by and between Oracle Corporation and Scott G. McNealy.

99.1	Press release, dated April 20, 2009, of Oracle Corporation and Sun Microsystems, Inc.

99.2	Transcript of Investor Conference Call held on April 20, 2009.